UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FiscalNote Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903
FiscalNote Holdings, Inc.
Annual Meeting of Stockholders
Wednesday, May 28, 2025 10:00 AM, Eastern Time
Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/NOTE for more details.
You must register to attend the meeting online and/or participate at www.proxydocs.com/NOTE
For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/NOTE
To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.
Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.
If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 16, 2025.
Meeting Materials: Notice of Meeting and Proxy
Statement & Annual Report on Form 10-K
Important Notice Regarding the Availability of Proxy Materials for the Stockholders
Meeting To Be Held On May 28, 2025 For
Stockholders of Record as of April 2, 2025
To order paper materials, use one of the following methods.
Internet:
www.investorelections.com/NOTE
Call:
1-866-648-8133
Email:
paper@investorelections.com
* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.
Your control number
Have the 12 digit control number located in the box above available when you access the website and follow the instructions.
SEE REVERSE FOR FULL AGENDA
Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

FiscalNote Holdings, Inc. Annual Meeting of Stockholders
THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR EACH DIRECTOR NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2
PROPOSAL
1. To elect the three Class III directors named in the proxy statement to our Board of Directors. 1.01 Manoj Jain 1.02 Anna Sedgley 1.03 Brandon Sweeney
2. To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
3. To consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.